Exhibit 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

ON                     , 2012 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE

EXTENDED, THE “EXPIRATION DATE”).

TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,

ON THE EXPIRATION DATE.

LETTER OF TRANSMITTAL

OF LOUISIANA-PACIFIC CORPORATION

OFFER TO EXCHANGE

ANY AND ALL OUTSTANDING 7.500% SENIOR NOTES DUE 2020,

ISSUED ON MAY 21, 2012,

(CUSIP NOS. U54627 AC5 and 546347 AG0)

FOR AN EQUAL PRINCIPAL AMOUNT OF 7.500% SENIOR NOTES DUE 2020,

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

PURSUANT TO THE PROSPECTUS DATED                     , 2012

Deliver to:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., EXCHANGE AGENT

By Overnight Delivery, Courier or Hand or Certified or Registered Mail:

The Bank of New York Mellon

Corporate Trust Operations

Reorganization Unit

101 Barclay Street –7 East

New York, N.Y. 10286

Attention: Ms. Diane Amoroso

Facsimile Transmission Number:

(212) 298-1915

Attention: Ms. Diane Amoroso

(For Eligible Institutions Only)

Confirm Receipt of Facsimile by Telephone:

(212) 815-2742

YOUR DELIVERY OF THIS LETTER OF TRANSMITTAL WILL NOT BE VALID UNLESS YOU DELIVER IT TO THE ADDRESS, OR TRANSMIT IT TO THE FACSIMILE NUMBER, SET FORTH ABOVE. PLEASE CAREFULLY READ THIS ENTIRE DOCUMENT, INCLUDING THE INSTRUCTIONS, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO LOUISIANA-PACIFIC CORPORATION (THE “COMPANY”).

By completing this letter of transmittal, you acknowledge that you have received the prospectus dated                     , 2012 and this letter of transmittal, which together constitute the “Exchange Offer.” This letter of transmittal and the prospectus have been delivered to you in connection with the Company’s offer to exchange minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof in principal amount of its 7.500% Senior Notes due 2020, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “New Notes”), for minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof in principal amount of its outstanding 7.500% Senior Notes due 2020 (the “Old Notes”). Currently, $350,000,000 in principal amount of the Old Notes are issued and outstanding.

For each Old Note accepted for exchange, the Holder (as defined below) of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will accrue interest from the last interest payment date on which interest was paid or provided for on the Old Notes, or, if no interest has been paid or provided for on the Old Notes, from the date of original issue of the Old Notes; provided, that if an Old Note is exchanged for a New Note on or after a record date for the Old Notes for an interest payment date that will occur on or after the date of such exchange and as to which interest will be paid or provided for and prior to such interest payment date, interest on the New Note received in exchange for such Old Note will accrue from the date of such interest payment date. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the Expiration Date will mean the latest date to which the Exchange Offer is extended.

This letter of transmittal is to be completed by the Holder of Old Notes if:

(1) the Holder is delivering certificates for Old Notes with this document, or

(2) the tender of certificates for Old Notes will be made by book-entry transfer to the account maintained by The Bank of New York Mellon Trust Company, N.A., the exchange agent for the Old Notes and the New Notes, at The Depository Trust Company (“DTC”) according to the procedures described in the prospectus under the heading “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering” and an agent’s message is not being transmitted. Please note that delivery of documents required by this letter of transmittal to DTC does not constitute delivery to the exchange agent.

A financial institution that is a participant in the book-entry transfer facility may also tender its Old Notes by means of DTC’s Automated Tenders Over the Participant Terminal System (“ATOP”), subject to the terms and procedures of that system. If delivery is made through ATOP, the Holder must transmit an agent’s message to the exchange agent’s account at DTC. The term “agent’s message” means a message, transmitted to DTC and received by the exchange agent and forming a part of a book-entry confirmation, that states that DTC has received an express acknowledgement that the Holder agrees to be bound by the letter of transmittal and that the Company may enforce the letter of transmittal against the Holder.

You must tender your Old Notes according to the guaranteed delivery procedures described in this document if:

(1) your Old Notes are not immediately available;

(2) you cannot deliver your Old Notes, this letter of transmittal and all required documents to the exchange agent on or before the Expiration Date; or

(3) you are unable to complete the procedures for book-entry transfer of the Old Notes.

More complete information about guaranteed delivery procedures is contained in the prospectus under the heading “The Exchange Offer—Terms of the Exchange Offer—Guaranteed Delivery Procedures.” You should also read Instruction 1 in this letter of transmittal to determine whether or not this section applies to you.

As used in this letter of transmittal, the term “Holder” means (1) any person in whose name Old Notes are registered on the books of the Company, (2) any other person who has obtained a properly executed bond power from a registered Holder, or (3) any person whose Old Notes are held of record by DTC who desires to deliver such notes by book-entry transfer at DTC. If you decide to tender your Old Notes, you must complete this entire letter of transmittal.

You must follow the instructions in this letter of transmittal — please read this entire document carefully. If you have questions or need help with respect to the procedures for tendering Old Notes, or if you would like additional copies of the prospectus, this letter of transmittal or the notice of guaranteed delivery, you should contact the exchange agent at (212) 815-2742 or at its address set forth above.

Please describe your Old Notes below.

DESCRIPTION OF OLD NOTES
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S) (PLEASE COMPLETE, IF BLANK)	CERTIFICATE NUMBER(S)	AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES REPRESENTED BY CERTIFICATE(S)	PRINCIPAL AMOUNT OF OLD NOTES TENDERED*

Total

*	You will be deemed to have tendered the entire principal amount of Old Notes represented in the column labeled “Aggregate Principal Amount of Old Notes Represented by Certificate(s)” unless you indicate otherwise in the column labeled “Principal Amount of Old Notes Tendered.” Old Notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof; provided that the untendered portion of an Old Note must be in a minimum denomination of $2,000.

If you need more space, list the certificate numbers and principal amount of Old Notes on a separate schedule, sign the schedule and attach it to this letter of transmittal.

☐	CHECK HERE IF YOU HAVE ENCLOSED OLD NOTES WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF YOU ARE TENDERING OLD NOTES BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT’S ACCOUNT AT DTC.

COMPLETE THE FOLLOWING ONLY IF YOU ARE AN ELIGIBLE INSTITUTION (THIS TERM IS DEFINED BELOW):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE DELIVERING TENDERED OLD NOTES THROUGH A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name of Broker-Dealer:

Address to which copies of the Prospectus are to be delivered:

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 4, 5 AND 6)

Complete this section ONLY if: (1) certificates for untendered or unexchanged Old Notes are to be issued in the name of someone other than you; (2) certificates for New Notes issued in exchange for tendered and accepted Old Notes are to be issued in the name of someone other than you; or (3) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Certificate(s) to:

Name
(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

or

Credit Old Notes tendered by book-entry transfer that are not exchanged to the DTC account set forth below.

(DTC ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 4, 5 AND 6)

Complete this section ONLY if certificates for untendered or unexchanged Old Notes, or New Notes issued in exchange for tendered and accepted Old Notes, are to be sent to someone other than you, or to you at an address other than the address shown above.

Mail and deliver Certificate(s) to:

Name
(PLEASE PRINT)

Address

(INCLUDE ZIP CODE)

(PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9)

Ladies and Gentlemen:

According to the terms and conditions of the Exchange Offer, I hereby tender to the Company the principal amount of Old Notes indicated above. Effective at the time the Company accepts these Old Notes, and exchanges them for the same principal amount of New Notes, I hereby sell, assign, and transfer to the Company all right, title and interest in and to the Old Notes I have tendered. I am aware that the exchange agent also acts as the agent of the Company. By executing this document, I irrevocably appoint the exchange agent as my agent and attorney-in-fact for the tendered Old Notes with full power of substitution to:

1. deliver certificates for the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to the Company; and

2. present the Old Notes for transfer on the books of the Company, receive all benefits and exercise all rights of beneficial ownership of these Old Notes, according to the terms of the Exchange Offer. The power of attorney granted in this paragraph is irrevocable and coupled with an interest.

I represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes that I am tendering. I represent and warrant that the Company will acquire good and unencumbered title to the Old Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Old Notes will not be subject to any adverse claim at the time the Company acquires them. I further represent that:

1. I am not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company;

2. I have not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of any New Notes issued to me;

3. any New Notes I acquire will be acquired in my ordinary course of business;

4. I am not a broker-dealer tendering Old Notes acquired directly from the Company or any affiliate of the Company for my own account; and

5. I am not acting on behalf of any person who could not truthfully and completely make the representations set forth above.

I understand that the Exchange Offer is being made in reliance on interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission. These letters provide that the New Notes issued in exchange for the Old Notes in the Exchange Offer may be offered for resale, resold, and otherwise transferred by a Holder of New Notes, unless that person is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act who does not comply with the registration and prospectus delivery provisions of the Securities Act. The New Notes must be acquired in the ordinary course of the Holder’s business and the Holder must not be engaging in, must not intend to engage in, and must not have any arrangement or understanding with any person to participate in, a distribution of the New Notes.

If I am a broker-dealer that will receive New Notes for my own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, I acknowledge that I will deliver a prospectus in connection with any resale of the New Notes and I may be deemed to be an “underwriter” within the meaning of the Securities Act. However, by this acknowledgment and by delivering a prospectus, I will not be deemed to admit that I am an “underwriter” within the meaning of the Securities Act.

Upon request, I will execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes I have tendered.

I understand that the Company will be deemed to have accepted for exchange Old Notes that have been validly tendered and not validly withdrawn when the Company gives written notice of acceptance to the exchange agent.

If, for any reason, any tendered Old Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Old Notes will be returned to me without charge at the address shown below or at a different address if one is listed under “Special Delivery Instructions.” Any unaccepted Old Notes which had been tendered by book-entry transfer will be credited to an account at DTC promptly after the Expiration Date.

All authority granted or agreed to be granted by this letter of transmittal will survive my death, incapacity or, if I am a corporation or institution, my dissolution. Every obligation under this letter of transmittal is binding upon my heirs, personal representatives, successors and assigns.

I understand that tenders of Old Notes according to the procedures described in the prospectus under the heading “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering” and in the instructions included in this document constitute a binding agreement between myself and the Company subject to the terms and conditions of the Exchange Offer.

Unless I have described other instructions in this letter of transmittal under the section “Special Issuance Instructions,” please issue the certificates representing New Notes issued in exchange for my tendered and accepted Old Notes in my name, and issue any replacement certificates for Old Notes not tendered or not exchanged in my name. Similarly, unless I have instructed otherwise under the section “Special Delivery Instructions,” please send the certificates representing the New Notes issued in exchange for my tendered and accepted Old Notes and any certificates for Old Notes that were not tendered or not exchanged, as well as any accompanying documents, to me at the address shown below my signature. If the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for my tendered and accepted Old Notes in the name(s) of, and/or return any Old Notes that were not tendered or exchanged and send such certificates to, the person(s) so indicated. I understand that, if the Company does not accept any of the tendered Old Notes for exchange, the Company has no obligation to transfer any Old Notes from the name of the registered Holder(s) according to my instructions in the “Special Issuance Instructions” section of this document.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED DESCRIPTION OF OLD NOTES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

LETTER OF TRANSMITTAL SIGNATURE PAGE

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Date)

Signature(s) of Registered Holder(s) or Authorized Signatory	(Date)

Area Code and Telephone Number(s):

Tax Identification or Social Security Number(s):

The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the certificate for the Old Notes or on a DTC security position listing as the owner of Old Notes or by person(s) authorized to become registered Holders(s) by a properly completed bond power from the registered Holder(s). If applicable, a copy of the completed bond power must be delivered with this letter of transmittal. If any Old Notes tendered through this letter of transmittal are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If the signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) state his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority to act on behalf of the Holder. See Instruction 4 on page 12 for more information about completing this letter of transmittal.

Name(s):

Capacity:

Address:

(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution, if required by Instruction 4:

(Title)

(Name of Firm)

Dated                     , 2012

Please complete the Substitute Form W-9 below.

PAYOR’S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	Social Security Number OR Employer Identification Number

Payer’s Request for Taxpayer Identification Number (“TIN”) Certification

Part 2 – Certification – Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Part 3 – Awaiting TIN ☐

Certification Instructions – You must cross out item (2) in the box above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date , 2012

NOTE:	IF YOU DO NOT COMPLETE AND RETURN THIS FORM YOU MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF PAYMENTS MADE TO YOU UNDER THIS EXCHANGE OFFER. FOR MORE INFORMATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

INSTRUCTIONS

PART OF THE TERMS AND CONDITIONS OF THE

EXCHANGE OFFER

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 7.500% SENIOR NOTES DUE 2020 (CUSIP NOS. U54627 AC5 and 546347 AG0), ISSUED ON MAY 21, 2012, OF LOUISIANA-PACIFIC CORPORATION FOR 7.500% SENIOR NOTES DUE 2020 OF LOUISIANA-PACIFIC CORPORATION, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes or a confirmation of book-entry delivery, as well as a properly completed and executed copy or facsimile of this letter of transmittal or an agent’s message through ATOP and any other required documents, must be received by the exchange agent at its address listed on the cover of this document before 5:00 p.m., New York City time, on the Expiration Date.

YOU ARE RESPONSIBLE FOR THE DELIVERY OF THE OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED BELOW, THE DELIVERY OF THESE DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. WHILE THE METHOD OF DELIVERY IS AT YOUR RISK AND CHOICE, THE COMPANY RECOMMENDS THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE RATHER THAN REGULAR MAIL. YOU SHOULD SEND YOUR DOCUMENTS WELL BEFORE THE EXPIRATION DATE TO ENSURE RECEIPT BY THE EXCHANGE AGENT. YOU MAY REQUEST THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS TO THE EXCHANGE AGENT. DO NOT SEND YOUR OLD NOTES TO THE COMPANY.

THE COMPANY WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT’S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

If you wish to tender your Old Notes, but:

(a) your Old Notes are not immediately available; or

(b) you cannot deliver your Old Notes, this letter of transmittal and all required documents to the exchange agent before the Expiration Date; or

(c) you are unable to complete the procedures for book-entry transfer of Old Notes.

you must tender your Old Notes according to the guaranteed delivery procedure. A summary of this procedure follows, but you should read the section in the prospectus titled “The Exchange Offer — Terms of the Exchange Offer — Guaranteed Delivery Procedures” for more complete information. As used in this letter of transmittal, an “Eligible Institution” is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized medallion program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”), or any other “Eligible Guarantor Institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each of the foregoing, an “Eligible Institution”).

For a tender made through the guaranteed delivery procedure to be valid, the exchange agent must receive a properly completed and duly executed Notice of Guaranteed Delivery or a facsimile of that notice before 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery must be delivered by an Eligible Institution and must:

(a) state your name and address;

(b) list the certificate numbers and principal amounts of the Old Notes being tendered;

(c) state that tender of your Old Notes is being made through the Notice of Guaranteed Delivery; and

(d) guarantee that, within three New York Stock Exchange trading days after the Expiration Date certificates for the Old Notes to be tendered, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the exchange agent’s account at DTC, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures or an agent’s message in lieu thereof and any other required documents, will be received by the exchange agent at the address set forth above.

The exchange agent must receive your certificates for the Old Notes to be tendered, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the exchange agent’s account at DTC, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures or an agent’s message in lieu thereof and any other required documents, at the address set forth above within three New York Stock Exchange trading days after the Expiration Date or your tender will be invalid and may not be accepted for exchange.

The Company has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Old Notes, and its decision will be final and binding. The Company’s interpretation of the terms and conditions of the Exchange Offer, including the instructions contained in this letter of transmittal and in the prospectus under the heading “The Exchange Offer — Conditions,” will be final and binding on all parties.

The Company has the absolute right to reject any or all of the tendered Old Notes if:

(1) the Old Notes are not properly tendered; or

(2) in the opinion of counsel, the acceptance of those Old Notes would be unlawful.

The Company may also decide to waive any conditions, defects or invalidity of tender of Old Notes and accept such Old Notes for exchange. Any defect or invalidity in the tender of Old Notes that is not waived by the Company must be cured within the period of time set by the Company.

It is your responsibility to identify and cure any defect or invalidity in the tender of your Old Notes. Your tender of Old Notes will not be considered to have been made until any defect is cured or waived. Neither the Company, the exchange agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Old Notes. Promptly after the Expiration Date, the exchange agent will return to the Holder any Old Notes that were invalidly tendered if the defect or invalidity has not been cured or waived.

2. TENDER BY HOLDER. You must be a Holder of Old Notes in order to participate in the Exchange Offer. If you are a beneficial holder of Old Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this letter of transmittal on his, her or its behalf. Before completing and executing this letter of transmittal and delivering the registered Holder’s Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name, or obtain a properly executed bond power from the registered Holder. The transfer of registered ownership of Old Notes may take a long period of time. For purposes of the exchange offer, a Holder is a registered holder of a certificated Old Note, a person authorized to become such a registered holder by a properly completed bond power from the registered holder or a person whose name appears on a DTC security position listing as the owner of Old Notes.

3. PARTIAL TENDERS. If you are tendering less than the entire principal amount of Old Notes represented by a certificate, you should fill in the principal amount you are tendering in the third column of the box entitled “Description of Old Notes.” The entire principal amount of Old Notes listed on the certificate delivered to the exchange agent will be deemed to have been tendered unless you fill in the box entitled “Principal Amount of Old Notes Tendered.” If the entire principal amount of all Old Notes is not tendered, a certificate will be issued for the principal amount of those Old Notes not tendered.

Unless a different address is provided in the appropriate box on this letter of transmittal, certificate(s) representing New Notes issued in exchange for any tendered and accepted Old Notes will be sent to the registered Holder at his or her registered address, promptly after the Old Notes are accepted for exchange. In the case of Old Notes tendered by book-entry transfer, any untendered Old Notes and any New Notes issued in exchange for tendered and accepted Old Notes will be credited to accounts at DTC.

4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

•

If you are the registered Holder of the Old Notes tendered with this document, and are signing this letter of transmittal, your signature must match exactly with the name(s) written on the face of the Old Notes or with such name or names as they appear on a DTC security position listing which lists you as the owner of Old Notes. There can be no alteration, enlargement or change in your signature in any manner. If certificates representing the New Notes, or certificates issued to replace any Old Notes you have not tendered are to be issued to you as the registered Holder, do not endorse any tendered Old Notes, and do not provide a separate bond power.

•

If you are not the registered Holder, or if New Note or any replacement Old Note certificates will be issued to someone other than you, you must either properly endorse the Old Notes you have tendered or deliver with this letter of transmittal a properly completed separate bond power. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•

If you are signing this letter of transmittal but are not the registered Holder(s) of any Old Notes listed on this document under the “Description of Old Notes,” the Old Notes tendered must be endorsed or accompanied by appropriate bond powers, in each case signed in the name of the registered Holder(s) exactly as it appears on the Old Notes. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•

If this letter of transmittal, any Old Notes tendered or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing. Unless waived by the Company, evidence satisfactory to the Company of that person’s authority to act must be submitted with this letter of transmittal. Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

•	All signatures on this letter of transmittal must be guaranteed by an Eligible Institution unless one of the following situations apply:

•

If this letter of transmittal is signed by the registered Holder(s) of the Old Notes tendered with this letter of transmittal and such Holder(s) has not completed the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions;” or

•	If the Old Notes are tendered for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If different from the name and address of the person signing this letter of transmittal, you should indicate, in the applicable box or boxes, the name and address where Old Notes issued in replacement for any untendered or tendered but unaccepted Old Notes should be issued or sent. If replacement Original Notes are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes in the Exchange Offer. However, transfer taxes will be payable by you (or by the tendering Holder if you are signing this letter on behalf of a tendering Holder) if:

•

certificates representing New Notes or notes issued to replace any Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder; or

•	tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal; or

•

a transfer tax is imposed for any reason other than the exchange of Old Notes according to the Exchange Offer. If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder. Until those transfer taxes are paid, the Company will not be required to deliver any New Notes required to be delivered to, or at the direction of, such tendering Holder.

Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be attached to the Old Notes listed in this letter of transmittal.

7. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORM W-8. You must provide the exchange agent with a correct Taxpayer Identification Number (“TIN”) for the Holder on the enclosed substitute Form W-9. If the Holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the substitute Form W-9, you may be subject to 28% backup withholding on certain payments made to the Holders of New Notes. Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9. To prove to the exchange agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, signed under penalties of perjury, certifying as to that individual’s exempt status. You can obtain a Form W-8 from the exchange agent. Failure to comply truthfully with the backup withholding requirements may result in the imposition of criminal and/or civil fines and penalties.

Backup withholding is not an additional U.S. federal income tax, but instead will be allowed as a credit against a Holder’s U.S. federal income tax liability and may entitle the Holder to a refund if the Holder timely furnishes the required information to the IRS.

TO COMPLY WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAYBE IMPOSED ON YOU UNDER THE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

8. WAIVER OF CONDITIONS. The Company may choose, at any time and for any reason, to waive or, subject to certain requirements, amend or modify certain of the conditions to the Exchange Offer. The conditions applicable to tenders of Old Notes in the Exchange Offer are described in the prospectus under the heading “The Exchange Offer — Conditions.”

9. WITHDRAWAL RIGHTS. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date, at the address set forth above. Any such notice of withdrawal must (a) specify the name of the person who tendered the Old Notes to be withdrawn, (b) identify the Old Notes to be withdrawn, including the aggregate principal amount of such Old Notes, (c) specify the number of the account at the book-entry transfer facility from which the Old Notes were tendered and specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility; (d) contain a statement that such Holder is withdrawing its election to have such Old Notes exchanged; (e) be signed by the Holder in the same manner as the original signature on this letter of transmittal by which such Old Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender; and (f) specify the name in which such Old Notes are registered, if different from that of the person who tendered the Old Notes.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder of such notes without cost to such Holder, in the case of physically tendered Old Notes, or credited to an account maintained with the book-entry transfer facility for the Old Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described under the headings “The Exchange Offer — Terms of the Exchange Offer — Procedures for Tendering” and “The Exchange Offer — Terms of the Exchange Offer — Book-Entry Transfer” in the prospectus at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date with respect to such Old Notes.

Any Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures set forth under the headings “The Exchange Offer—Terms of the Exchange Offer—Book-Entry Transfer” and “The Exchange Offer—Terms of the Exchange Offer—Exchanging Book-Entry Notes” in the prospectus will be credited to an account maintained with the book-entry transfer facility for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If your Old Notes have been mutilated, lost, stolen or destroyed, you should contact the exchange agent at the address listed on the cover page of this document for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. If you have questions or need assistance with respect to the procedures for tendering or withdrawing tenders of Old Notes or would like to receive additional copies of the prospectus or this letter of transmittal or the notice of guaranteed delivery, you should contact the exchange agent at the address listed in the prospectus. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY Number of—	For this type of account:	Give the EMPLOYER IDENTIFICATION Number of—
1.	An individual’s account	The individual	7. Disregarded entity not owned by an individual	The owner(3)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. A valid trust, estate, or pension trust 9. Corporation or LLC electing corporate status	The legal entity(4) The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	11. Partnership or multi-member LLC	The partnership

	b So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	12. A broker or registered nominee	The broker or nominee

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

6.	Grantor trust filing under Optional Form 1099 Filing Method 1	The grantor*	14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security Number.
(3)	Show the name of the owner. You may also enter your business or “DBA” name on the second line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
*	Note: The grantor also must provide a Form W-9 (or appropriate substitute form) to the trustee of the trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

PURPOSE OF FORM

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

OBTAINING A NUMBER

If you don’t have a Taxpayer Identification Number, obtain Form SS-5 a—Application for a Social Security Number Card, or Form SS-4—Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. These forms can also be obtained from the SSA and IRS websites (www.ssa.gov and www.irs.gov).

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

1.	An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commissions merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 of the Code or described in Section 4947.

For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

Payments of dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments described in Section 404(k) made by an employee stock ownership plan.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct Taxpayer Identification Number to the payor.

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Payments of mortgage or student loan interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. —If you fail to furnish your Taxpayer Identification Number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. —Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT

YOUR TAX CONSULTANT OR THE IRS.

Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Old Notes may be directed to the exchange agent at its address and telephone number set forth below. Additional copies of the prospectus, this letter of transmittal or other materials related to the Exchange Offer may be obtained from the exchange agent or from brokers, dealers, commercial banks or trust companies.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Registered/Certified Mail, Hand

Delivery, or Overnight Courier:

The Bank of New York Mellon

Corporate Trust Operations

Reorganization Unit

101 Barclay Street – 7 East

New York, N.Y. 10286

Attention: Ms. Diane Amoroso

Facsimile number: (212) 298-1915 Attn: Ms. Diane Amoroso	For information by telephone: (212) 815-2742 Attn: Ms. Diane Amoroso